Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 69,000,000.00
Previously Paid Amount	8,736.00
Total Fee Amount	9,529.16
Total Offset Amount	0.00
Net Fee	$ 793.16